SEVENTH AMENDMENT TO THE

                           UNITED MERIDIAN CORPORATION

                       1987 NONQUALIFIED STOCK OPTION PLAN

         WHEREAS, OCEAN ENERGY, INC. (the "Company"), as successor to UNITED MERIDIAN CORPORATION, has heretofore adopted the UNITED MERIDIAN
CORPORATION 1987 NONQUALFIED STOCK OPTION PLAN (the "Plan"); and

         WHEREAS, Section 7 of the Plan provides that the Board of Directors of the Company may amend the Plan at any time;

         NOW, THEREFORE, the Plan shall be amended as follows, effective as of February 1, 1999:

         1. Section 4(f)(1) of the Plan shall be deleted and the following shall be substituted therefor:

                  "(1) In the event that optionee terminates or is terminated from his relationship with the Company and its Affiliates, and the provisions of Sections 4(f)(2), 4(f)(3) and 4(i) do not apply, the options granted to optionee pursuant to this Plan may be exercised to the extent the optionee was entitled to exercise the option immediately prior to such termination, at any time within ninety days (or such greater period as the Committee may determine) after the date of such termination (if otherwise within the option period)."

         2. As amended hereby, the Plan is specifically ratified and reaffirmed.

         EXECUTED this               day of                            , 1999.

                               OCEAN ENERGY, INC.

                                                     By:
                                                     Name:

                                     Title:

                                 SIXTH AMENDMENT
                                     TO THE

                           UNITED MERIDIAN CORPORATION
                       1987 NONQUALIFIED STOCK OPTION PLAN

                  WHEREAS, there is reserved to the Board of Directors of the Company in Section 7 of the United Meridian Corporation 1987 Nonqualified Stock Option Plan (the "Plan") the right to amend the Plan;

                  NOW, THEREFORE, as of the effective date of the Ocean Energy, Inc. 1998 Long-Term Incentive Plan, the Plan is hereby amended as follows:

         1.       Section 2 is amended to read as follows:

                  "Notwithstanding anything in the Plan to the contrary, no options or other awards may be granted under the Plan on or after the effective date of this Sixth Amendment."

                  Except as amended by this Sixth Amendment, the Plan shall continue without interruption or change.

                  Dated: March 27, 1998